          Exhibit 32.0 - Certification Pursuant to Section 906 of the
                          Sarbanes-Oxley Act of 2002:

          Exhibit 32.0 - Certification Pursuant to Section 906 of the
                          Sarbanes-Oxley Act of 2002:


                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned, C. Herbert Schneider and Lewis H. Foulke, Jr. hereby jointly certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as follows:

         (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of First Washington FinancialCorp. (the "Company");

         (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company




                                         /s/ C. Herbert Schneider
                                         ------------------------
                                         C. Herbert Schneider

                                         President and Chief Executive Officer
                                         -------------------------------------
                                         Title

                                         August 13, 2003
                                         ---------------
                                         Date


                                         /s/ Lewis H. Foulke, Jr.
                                         ------------------------
                                         Lewis H. Foulke, Jr.

                                         SVP and Chief Financial Officer
                                         -------------------------------
                                         Title

                                         August 13, 2003
                                         ---------------
                                         Date


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to First Washington FinancialCorp and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


                                       25